UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2014

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Military Trail, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 447-2520

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

(a)

On June 12, 2014, at Jarden Corporation’s (the “Company”) annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to declassify the Company’s Board of Directors (the “Amendment”). The Amendment was adopted by the Company’s Board of Directors on February 22, 2014, subject to stockholder approval at the Annual Meeting. Following stockholder approval of the Amendment, a Certificate of Amendment to the Company’s Certificate of Incorporation was filed with the Secretary of State of Delaware on June 13, 2014, at which time the Amendment became effective.

The Amendment is summarized in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 28, 2014 (the “Proxy Statement”). A copy of the Certificate of Amendment containing the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2014

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President - Administration, General Counsel and Secretary

Exhibit Index

Number	Exhibit

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of the Company.